Exhibit 10.4

SECOND AMENDMENT TO FORBEARANCE AGREEMENT
This SECOND AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) dated as of October 16, 2016, by and among Basic Energy Services, Inc., a Delaware corporation (the “Issuer”), each of the undersigned entities listed as guarantors (the “Guarantors” and, together with the Issuer, the “Note Parties”), and each of the undersigned beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners of the 2019 Notes (as defined below) (collectively, the “Holders”).

WHEREAS, the Issuer is the issuer under that certain Indenture, dated as of February 15, 2011, among the Issuer, the Guarantors and Wilmington Trust, N.A., as successor trustee (the “Trustee”) to Wells Fargo Bank, N.A. (as amended, modified or supplemented prior to the date hereof, the “2019 Indenture” and, the notes issued thereunder, the “2019 Notes”);
WHEREAS, the Note Parties and the Holders entered into that certain Forbearance Agreement, dated as of September 14, 2016, as amended by the First Amendment to Forbearance Agreement, dated as of September 28, 2016 (the “Forbearance Agreement”);
WHEREAS, the Note Parties and the Holders desire to amend the Forbearance Agreement as set forth in this Amendment; and
WHEREAS, terms used but not otherwise defined herein or in the Forbearance Agreement shall have the meanings given to them in the 2019 Indenture.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1. Amendment to Forbearance Agreement. The last sentence of Section 1(a) of the Forbearance Agreement is hereby amended and restated as follows:

“As used herein, “Forbearance Termination Date” means the earliest to occur of (a) 11:59 p.m. (New York City time) on October 24, 2016, (b) the occurrence of any Event of Default other than the Interest Default, (c) five (5) calendar days following the Issuer’s receipt of bona fide notice from any Holder of any breach by any Note Party of any of the conditions or agreements provided in this Agreement (which breach remains uncured during such period), or (d) if earlier than the date specified in clause (a), at such time as either (x) the Temporary Limited Waiver, entered into as of September 14, 2016, by and among Basic Energy Services, Inc., as Borrower, the guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders, Swing Line Lender and L/C Issuer (as the same may be amended or extended), or (y) the Temporary Limited Waiver and Consent, dated as of September 13, 2016, by and among Basic Energy Services, Inc., the guarantors party thereto, the financial institutions party thereto, as lenders, and U.S. Bank National Association, as administrative agent (as the same may be amended or extended) shall expire or terminate in accordance with its terms (as the same may be amended or extended).”
Section 2. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Exhibit 10.4

Section 3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.
Section 4. Effectiveness. The Forbearance Agreement is and shall remain in full force and effect as of the date hereof except as modified by this Amendment. Notwithstanding anything in Section 13 of the Forbearance Agreement to the contrary, this Amendment shall be effective as to each party hereto upon the execution of this Amendment by or on behalf of each Note Party and Holders constituting 55% of the outstanding 2019 Notes as of the date hereof.

Section 5. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship between the Note Parties and the Holders. This Amendment is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No person other than a party hereto is intended to be a beneficiary hereof and no person other than a party hereto shall be authorized to rely upon or enforce the contents of this Amendment.
Section 6. Entire Agreement; Modification of Agreement; Verbal Agreements Not Binding. This Amendment and the Forbearance Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersedes all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto. This Amendment and the Forbearance Agreement may not be modified, altered or amended except by an agreement in writing signed by a duly authorized representative of all the parties hereto.
Section 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8. Joinder of Additional Holders. During the Forbearance Period (as defined in the Forbearance Agreement and amended herein) other beneficial holders may become Holders by executing a joinder to the Forbearance Agreement, as amended, the form of which shall be mutually agreeable to the Issuer and the Holders.
Section 9. Severability. If any provision of this Amendment is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of the Forbearance Agreement, as amended, will remain in full force and effect, and any provision of this Amendment held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable, in each case, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon any such determination of invalidity, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NOTE PARTIES

BASIC ENERGY SERVICES, INC.

By:	/s/ Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

ACID SERVICES LLC
ADMIRAL WELL SERVICE, INC.
BASIC ENERGY SERVICES GP, LLC
BASIC ESA, INC.
BASIC MARINE SERVICES, INC.
CHAPARRAL SERVICE, INC.
FIRST ENERGY SERVICES COMPANY
GLOBE WELL SERVICE, INC.
JETSTAR ENERGY SERVICES, INC.
JETSTAR HOLDINGS, INC.
JS ACQUISITION LLC
LEBUS OIL FIELD SERVICE CO.
MAVERICK COIL TUBING SERVICES, LLC
MAVERICK SOLUTIONS, LLC
MAVERICK STIMULATION COMPANY, LLC
MAVERICK THRU-TUBING SERVICES, LLC
MCM HOLDINGS, LLC
MSM LEASING, LLC
PERMIAN PLAZA, LLC
PLATINUM PRESSURE SERVICES, INC.
SCH DISPOSAL, L.L.C.
SLEDGE DRILLING CORP.
TAYLOR INDUSTRIES, LLC
THE MAVERICK COMPANIES, LLC
XTERRA FISHING & RENTAL TOOLS CO.

By:	/s/ Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

[Signature Page to the Second Amendment to the Forbearance Agreement]

Exhibit 10.4

BASIC ENERGY SERVICES LP, LLC

By: /s/ Jerry Tufly	Name: Jerry Tufly Title: Sole Manager and President
BASIC ENERGY SERVICES, L.P.
By: BASIC ENERGY SERVICES GP, LLC
its sole general partner

By:	/s/ Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary